Section 906 Certification by Chief Executive Officer of Annual Report

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Zarlink Semiconductor Inc. (the “Company”) on Form 20-F for the period ending March 27, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kirk K. Mandy, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	June 4, 2009
/s/ KIRK K. MANDY
Kirk K. Mandy
President and Chief Executive Officer